UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

July 29, 2016

WILSHIRE BANCORP, INC.

(Exact name of registrant as specified in its charter)

California	000-50923	20-0711133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Wilshire Boulevard, Los Angeles,

California 90010

(Address of principal executive offices) (Zip Code)

(213) 387-3200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02           TERMINATION OF A MATERIAL AGREEMENT.

In connection with the merger between Wilshire Bancorp, Inc. (“Wishire”) and BBCN Bancorp, Inc. (the “Merger”), the previously disclosed separation and release agreement (the “Separation and Release Agreement”) was entered into by and among Jae Whan Yoo, Wilshire and Wilshire Bank, terminating Mr. Yoo’s employment with Wilshire and Wilshire Bank, including as President and Chief Executive Officer, at the Effective Time.  The information set forth in Item 2.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference herein.

ITEM 2.01           COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Effective at the close of business on July 29, 2016 (the “Effective Time”), Wilshire completed its previously-announced merger with BBCN Bancorp, Inc. (to be renamed Hope Bancorp, Inc.) pursuant to the Agreement and Plan of Merger, dated as of December 7, 2015, by and between Wilshire and BBCN (the “Merger Agreement”).  At the Effective Time, Wilshire merged with and into BBCN, with BBCN being the surviving corporation.  At the Effective Time, BBCN changed its name to “Hope Bancorp, Inc.” and changed its ticker symbol to “HOPE.”  Pursuant to the Merger Agreement, holders of Wilshire common stock have the right to receive 0.7034 of a share of common stock of BBCN for each share of Wilshire common stock held immediately prior to the effective time of the Merger, with cash to be paid in lieu of fractional shares. At the Effective Time, (i) each outstanding option to acquire shares of Wilshire common stock was converted into a right to acquire shares of BBCN common stock, subject to adjustments to the exercise price and number of shares issuable upon exercise of such option based on the 0.7034 exchange ratio; and (ii) each restricted share of Wilshire common stock was converted into restricted shares of BBCN common stock, as adjusted by the 0.7034 exchange ratio. The pre-merger outstanding shares of BBCN common stock remained outstanding and were not affected by the Merger.

Immediately after the Merger, Wilshire Bank, a California state-chartered bank and a wholly owned subsidiary of Wilshire, merged with and into BBCN Bank, a California state-chartered bank and a wholly owned subsidiary of BBCN, with BBCN Bank surviving the merger and continuing its corporate existence under the name “Bank of Hope.”

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference as Exhibit 2.1.

ITEM 3.03          MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS

Upon the completion of the Merger, outstanding shares of Wilshire common stock were converted into the right to receive 0.7034 shares of BBCN common stock. As described in Wilshire’s Current Report on Form 8-K filed July 14, 2016, the Merger and the Merger Agreement were approved by Wilshire’s shareholders at the special meeting of shareholders held on July 14, 2016. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

ITEM 5.01                  CHANGES IN CONTROL OF REGISTRANT

Upon the completion of the Merger on July 29, 2016, Wilshire merged with and into BBCN and, accordingly, a change in control of Wilshire occurred. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

ITEM 5.02           DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

In connection with the Merger, the previously disclosed Separation and Release Agreement was entered into by and among Jae Whan Yoo, Wilshire and Wilshire Bank, terminating Mr. Yoo’s employment with Wilshire and Wilshire Bank, including as President and Chief Executive Officer, at the Effective Time.  Subject to the terms of the Separation and Release Agreement (including the release of claims thereunder), Mr. Yoo will receive (i) any accrued but unpaid compensation through the date of termination; (ii) acceleration of all unvested stock options granted to him prior to termination; and (iii) a retention payment equal to his annual base salary of $400,000, less the amount of severance payments that may be due to Mr. Yoo under his employment agreement with Wilshire. Under his employment agreement with Wilshire, Mr. Yoo is entitled to severance payments in an amount equal to the lesser of twelve months of his base salary or the duration of the remaining term of his employment agreement.  Mr. Yoo also entered into a previously disclosed consulting agreement with BBCN (the “Consulting Agreement”), as of the closing of the Merger, to provide advisory services to BBCN for a twelve-month term following the closing of the Merger. During the term of the Consulting Agreement, Mr. Yoo will be entitled to a monthly consultant fee of $25,000 and Mr. Yoo and his spouse will be entitled to continue to participate in the group health insurance plans of the Company to the same extent and at the same cost to Mr. Yoo as an executive of BBCN.  The foregoing description is qualified in its entirety by the full text of the forms of the Separation and Release Agreement and Consultant Agreement, which are incorporated by reference herein and filed respectively as Exhibit 10.1 and 10.2 attached hereto.

ITEM 8.01           OTHER EVENTS

On July 29, 2016, Wilshire and BBCN issued a joint press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit 2.1                                     Agreement and Plan of Merger, dated December 7, 2015, by and between Wilshire and BBCN (Filed as Exhibit 2.1 to Wilshire’s Form 8-K filed on December 7, 2015 (Registration No. 333-50923) and incorporated herein by reference).

Exhibit 10.1                              Form of Separation and Release Agreement, by and between Wilshire Bancorp, Inc., Wilshire Bank and Jae Whan Yoo (Filed as Exhibit 10.10 to Wilshire’s definitive proxy statement relating to the merger and Wilshire’s annual meeting of shareholders filed on May 27, 2016 as part of Amendment No. 3 to BBCN’s Registration Statement on Form S-4 (Registration No. 333-210002) and incorporated herein by reference).

Exhibit 10.2                              Form of Consulting Agreement, by and between BBCN Bancorp, Inc. and Jae Whan Yoo (Filed as Exhibit 10.10 to Wilshire’s definitive proxy statement relating to the merger and Wilshire’s annual meeting of shareholders filed on May 27, 2016 as part of Amendment No. 3 to BBCN’s Registration Statement on Form S-4 (Registration No. 333-210002) and incorporated herein by reference).

Exhibit 99.1          Joint press release dated July 29, 2016 concerning the completion of the Merger.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSHIRE BANCORP, INC.

Date: August 1, 2016	By:	/s/ Alex Ko
Alex Ko, Executive Vice President, Chief Financial Office

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint press release, dated July 29, 2016, concerning the completion of the Merger